Exhibit 32.1

SECTION 906 CERTIFICATION

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of MOD-PAC CORP. (the "Company") on Form 10-Q for the period ended September 29, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel G. Keane, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1.	The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 31, 2012

/s/ Daniel G. Keane

Daniel G. Keane

President and Chief Executive Officer

(Principal Executive Officer)